UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: April 22, 2020
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950		38-0549190
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange
6.200% Notes due June 1, 2059	FPRB	New York Stock Exchange
6.000% Notes due December 1, 2059	FPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 22, 2020, Ford Motor Company (the “Company”) issued and sold (i) $3,500,000,000 aggregate principal amount of 8.50% Notes due April 21, 2023 (the “2023 Notes”), (ii) $3,500,000,000 aggregate principal amount of 9.00% Notes due April 22, 2025 (the “2025 Notes”), and (iii) $1,000,000,000 aggregate principal amount of 9.625% Notes due April 22, 2030 (the “2030 Notes”), pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-236450) previously filed with the Securities and Exchange Commission (the “Registration Statement”). A copy of the opinion of Corey M. MacGillivray, Counsel to the Company, relating to the legality of the 2023 Notes, the 2025 Notes, and the 2030 Notes is filed as Exhibit 5 to this Report.

The Company incorporates by reference the exhibits filed herewith into the Registration Statement pursuant to which the 2023 Notes, the 2025 Notes, and the 2030 Notes were registered.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 5	Opinion of Corey M. MacGillivray, Counsel to the Company	Filed with this Report

Exhibit 23.1	Consent of Corey M. MacGillivray (included in Exhibit 5)	Filed with this Report

Exhibit 104	Cover Page Interactive Data File (formatted in Inline XBRL)	*

* Submitted electronically with this Report in accordance with the provisions of Regulation S-T.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: April 22, 2020	By:	/s/ Corey M. MacGillivray
Corey M. MacGillivray
Assistant Secretary